UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 9, 2012
VITESSE SEMICONDUCTOR CORPORATION
(Exact name of issuer as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
1-31614                                    77-0138960
(Commission File Number)                        (IRS Employer Identification No.)
741 Calle Plano
Camarillo, California 93012
(Address of Principal Executive Offices)
Registrant's telephone number, including area code (805) 388-3700
N/A
(Former Name or Former Address, if Changed Since Last Report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
Written communications pursuant to Rule 425 under the Securities Act
Soliciting material pursuant to Rule 14a-12 under the Exchange Act
Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
On May 9, 2012, our Board of Directors resolved to increase the size of the Board from six directors to seven, and appointed Scot B. Jarvis as a director to fill the vacancy created upon the expansion in the size of the Board.
Mr. Jarvis co-founded Cedar Grove Partners, LLC, an investment and consulting/advisory partnership with a focus on wireless communication investments in 1997, and currently is its managing member. While at Cedar Grove, he has invested in several successful early-stage companies in the telecommunications area and has served on a number of public and private boards. Prior to co-founding Cedar Grove, Mr. Jarvis served as a senior executive of Eagle River, Inc., a Craig McCaw investment firm. While at Eagle River, he founded Nextlink Communications on behalf of McCaw and served on its board of directors. He also served on the board of directors of Nextel Communications, NextG Networks, Inc., Wavelink Communications Inc., NextWeb, Inc., and Cantata Technologies, Inc. From 1985 to 1994, Mr. Jarvis served in several executive capacities at McCaw Cellular Communications up until it was sold to AT&T. Mr. Jarvis currently serves on the board of Kratos Defense & Security Solutions and Airspan Networks, both publicly traded companies. He is a venture partner with Oak Investment Partners, a venture capital firm. Mr. Jarvis holds a B.A. in Business Administration from the University of Washington.
Mr. Jarvis will receive the following compensation for his service as a non-employee director for the remainder of the current Board term:

•	Annual retainer of $30,000, pro-rated for the remainder of the current Board term;

•	Board meeting fees of $1,500 for attendance at each in-person Board meeting and $750 for attendance at each scheduled conference call Board meeting;

•
Annual equity compensation of $55,000, pro-rated for the remainder of the current Board term, in restricted stock units, or RSUs, which RSUs will be automatically granted on the second Monday in January 2013 and vest fully on the first anniversary of the grant date; and

•	A one-time award of $100,000 in RSUs, which RSUs vest in three annual installments of 33.33% on the first three anniversaries of the grant date.

Mr. Jarvis also will be entitled to additional compensation for service on any Board committees to which he is appointed.
Prior to his appointment as a member of our Board of Directors, Mr. Jarvis did not have any material relationship with us and no such relationship is currently proposed. Mr. Jarvis does not have any family relationships with any of our other directors or executive officers.
A press release announcing Mr. Jarvis's appointment to the Board was issued by us on May 10, 2012, a copy of which is attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits
(d)    Exhibits.
The following exhibit is filed herewith:
Exhibit
Number    Description

99.1	Press release of Vitesse Semiconductor Corporation, dated May 10, 2012.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
VITESSE SEMICONDUCTOR CORPORATION
Date: May 11, 2012                        By:        /s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer

EXHIBIT INDEX
Exhibit
Number    Description

99.1	Press release of Vitesse Semiconductor Corporation, dated May 10, 2012.

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